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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): November 3, 2003


                              TUTOGEN MEDICAL, INC.
             (Exact name of registrant as specified in its charter)



            FLORIDA                  01-16128                    59-3100165
(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)      file number)             Identification No.)


                               1130 MCBRIDE AVENUE
                                    3RD FLOOR
                         WEST PATERSON, NEW JERSEY 07424
               (Address of principal executive offices) (Zip Code)

                                 (973) 785-0004
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On November 3, 2003, Tutogen Medical, Inc. ("the Company") issued a Press release (which is attached hereto as Exhibit 99.1) announcing that the Company has entered into a non-binding letter agreement with an unaffiliated private equity firm proposing to acquire all of the outstanding shares of common stock of the Company for $6.00 per share in cash, subject to a due diligence review and the execution of definitive transaction documents.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)      EXHIBITS.

         99.1 Text of Press release issued by Tutogen Medical, Inc., dated November 3, 2003.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TUTOGEN MEDICAL, INC.



                                              By:   /s/ George Lombardi
                                                    ----------------------------
                                                    George Lombardi
                                                    Chief Financial Officer


Dated:  November 3, 2003

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                                  EXHIBIT INDEX


Exhibit
Number            Description
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  99.1            Text of Press release issued by Tutogen Medical, Inc., dated
                  November 3, 2003.